UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2011

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Cook Street, 4th Floor, Denver, Colorado 80206

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:  (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 28, 2011, StarTek, Inc. (the “Company”) issued a press release reporting its earnings for its quarter ended June 30, 2011 and posted a Financial Scorecard as of June 30, 2011 to its website.  A copy of the press release is attached as Exhibit 99.1, and a copy of the Financial Scorecard is attached as Exhibit 99.2, to this Current Report on Form 8-K.  This press release and Financial Scorecard shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2011, the resignation of A. Laurence Jones, former President and Chief Executive Officer, was accepted by the Board of directors and Chad A. Carlson, current President and Chief Executive Officer, was appointed to the Board of Directors to fill the spot left vacant.

Item 9.01  Financial Statements and Exhibits.

(d)               Exhibits

Exhibit
Number	Description
99.1	Press Release dated July 28, 2011
99.2	Financial Scorecard as of June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: July 28, 2011	By:	/s/ DAVID G. DURHAM
David G. Durham
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 28, 2011
99.2	Financial Scorecard as of June 30, 2011